UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

Willis Towers Watson Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 16, 2017, Willis North America Inc., a Delaware corporation (the “Issuer”), completed an offering of $650.0 million aggregate principal amount of the Issuer’s 3.600% Senior Notes due 2024 (the “Notes”). The Notes are fully and unconditionally guaranteed by Willis Towers Watson Public Limited Company, an Irish public limited company and parent company of the Issuer (without any of its consolidated subsidiaries, the “Parent,” and together with its consolidated subsidiaries, the “Company”), Willis Towers Watson Sub Holdings Unlimited Company, a company organized under the laws of Ireland, Willis Netherlands Holdings B.V. a company organized under the laws of the Netherlands, Willis Investment UK Holdings Limited, TA I Limited, Trinity Acquisition plc, and Willis Group Limited, companies organized under the laws of England and Wales and WTW Bermuda Holdings Ltd., a company organized under the laws of Bermuda (collectively, the “Guarantors”).

The Notes were sold in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-210094) (the “Registration Statement”) and a related prospectus and prospectus supplement filed with the Securities and Exchange Commission. The Notes were issued pursuant to a base indenture (the “Indenture”) dated as of May 16, 2017 among the Issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by a supplemental indenture dated as of May 16, 2017 among the Issuer, the Guarantors and the Trustee (the “Supplemental Indenture”).

The Notes will mature on May 15, 2024. Interest accrues on the Notes from May 16, 2017 and will be paid in cash on May 15 and November 15 of each year, commencing on November 15, 2017. The Notes are senior unsecured obligations of the Issuer and rank equally with all of the Issuer’s existing and future unsubordinated and unsecured senior debt and rank equally with the Issuer’s guarantee of all of the existing senior debt of Parent and the other Guarantors, including the Issuer’s 7.00% Senior Notes due 2019, Trinity Acquisition plc’s 3.500% Senior Notes due 2021, 2.125% Senior Notes due 2022, 4.625% Senior Notes due 2023, 4.400% Senior Notes due 2026 and 6.125% Senior Notes due 2043, Parent’s 5.75% Senior Notes due 2021 and any debt under Parent’s senior credit facilities. The Notes will be senior in right of payment to all of the Issuer’s future subordinated debt and will be effectively subordinated to all of the Issuer’s future secured debt to the extent of the value of the assets securing such debt.

The net proceeds from this offering, after deducting underwriter discounts and commissions and estimated offering expenses, was $643,878,500. We intend to use the net proceeds of this offering, together with existing cash resources, to pay down amounts outstanding under our revolving credit facility (and related accrued interest), including amounts that were drawn to repay the Issuer’s 6.200% senior notes due 2017 and pay down certain amounts outstanding under our prior credit facility, and for general corporate purposes.

The foregoing descriptions of the Indenture and the Supplemental Indenture are qualified in their entirety by reference to the Indenture and the Supplemental Indenture, which have been filed, respectively, as Exhibits 4.1 and 4.2 hereto and are incorporated herein by reference.

Item 8.01	Other Events.

The Issuer and the Guarantors entered into an underwriting agreement, dated May 11, 2016 (the “Underwriting Agreement”), with Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the several underwriters named therein, in connection with the issuance and sale of the Notes and the related guarantees.

In connection with the offering of the Notes, Parent is filing as Exhibits 1.1 and 5.1 through 5.5 hereto the Underwriting Agreement and opinions of counsel addressing the validity of the Notes and the Guarantees and certain related matters. Such exhibits are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 11, 2017, among Willis North America Inc., as issuer, the guarantors named therein and Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 16, 2017, among Willis North America Inc., as issuer, Willis Towers Watson Public Limited Company, Willis Towers Watson Sub Holdings Unlimited Company, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, WTW Bermuda Holdings Ltd., Trinity Acquisition plc and Willis Group Limited, as guarantors, and Wells Fargo Bank, National Association, as Trustee.

4.2	Supplemental Indenture, dated as of May 16, 2017, among Willis North America Inc., as issuer, Willis Towers Watson Public Limited Company, Willis Towers Watson Sub Holdings Unlimited Company, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, WTW Bermuda Holdings Ltd., Trinity Acquisition plc and Willis Group Limited as guarantors and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of Weil, Gotshal & Manges LLP (US).

5.2	Opinion of Matheson.

5.3	Opinion of Baker & McKenzie Amsterdam N.V.

5.4	Opinion of Weil, Gotshal & Manges (UK).

5.5	Opinion of Appleby Bermuda Limited.

23.1	Consent of Weil, Gotshal & Manges LLP (US) (included as part of Exhibit 5.1).

23.2	Consent of Matheson (included as part of Exhibit 5.2).

23.3	Consent of Baker & McKenzie Amsterdam N.V. (included as part of Exhibit 5.3).

23.4	Consent of Weil, Gotshal & Manges (UK) (included as part of Exhibit 5.4).

23.5	Consent of Appleby Bermuda Limited (included as part of Exhibit 5.5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2017	WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

	By:	/s/ Christof Nelischer
Christof Nelischer
Global Group Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 11, 2017, among Willis North America Inc., as issuer, the guarantors named therein and Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 16, 2017, among Willis North America Inc., as issuer, Willis Towers Watson Public Limited Company, Willis Towers Watson Sub Holdings Unlimited Company, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, WTW Bermuda Holdings Ltd., Trinity Acquisition plc and Willis Group Limited, as guarantors, and Wells Fargo Bank, National Association, as Trustee.

4.2	Supplemental Indenture, dated as of May 16, 2017, among Willis North America Inc., as issuer, Willis Towers Watson Public Limited Company, Willis Towers Watson Sub Holdings Unlimited Company, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, WTW Bermuda Holdings Ltd., Trinity Acquisition plc and Willis Group Limited as guarantors and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of Weil, Gotshal & Manges LLP (US).

5.2	Opinion of Matheson.

5.3	Opinion of Baker & McKenzie Amsterdam N.V.

5.4	Opinion of Weil, Gotshal & Manges (UK).

5.5	Opinion of Appleby Bermuda Limited.

23.1	Consent of Weil, Gotshal & Manges LLP (US) (included as part of Exhibit 5.1).

23.2	Consent of Matheson (included as part of Exhibit 5.2).

23.3	Consent of Baker & McKenzie Amsterdam N.V. (included as part of Exhibit 5.3).

23.4	Consent of Weil, Gotshal & Manges (UK) (included as part of Exhibit 5.4).

23.5	Consent of Appleby Bermuda Limited (included as part of Exhibit 5.5).